Exhibit 99.1

STANDBY PURCHASE AGREEMENT

This STANDBY PURCHASE AGREEMENT (this “Agreement”) is made and entered into on May 6, 2025, by and between Rafael Holdings, Inc., a Delaware corporation (the “Company”), and Howard S. Jonas (the “Standby Purchaser”).

RECITALS

WHEREAS, the Company proposes to distribute, at no charge, to each holder of record of (i) the Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”) of the Company, (ii) the Class B Common Stock, par value $0.01 per share (the “Class B Common Stock”), of the Company, and (iii) those certain warrants to purchase common stock with an initial issuance date of December 11, 2020 (the “Warrants”), in each case, as of May 9, 2025 (the “Record Date”) non-transferable rights (the “Subscription Rights”) to subscribe for and purchase shares of Class B Common Stock (the “Rights Offering”);

WHEREAS, the Company desires to raise cash proceeds in the aggregate amount of $25,000,000 in connection with the Rights Offering;

WHEREAS, in connection with the Rights Offering, holders of record of the Class A Common Stock, Class B Common Stock and the Warrants as of the Record Date will receive one Subscription Right for each share of Class A Common Stock and Class B Common Stock held by them as of the Record Date;

WHEREAS, each Subscription Right will entitle the holder thereof to purchase 0.603 (the “Share Purchase Number”) of a share of Class B Common Stock (the “Subscription Privilege”) at $1.28 per share (the “Subscription Price”; and

WHEREAS, in order to facilitate the Rights Offering and to ensure the Company raises the targeted amount, the Company has offered to the Standby Purchaser the opportunity, and the Standby Purchaser has agreed and committed, to purchase at the Subscription Price, upon the terms and subject to the conditions set forth this Agreement, any and all shares of Class B Common Stock that are not purchased upon exercise of the Subscription Privilege in the Rights Offering (the “Unsubscribed Shares” and such offering, the “Standby Offering”).

NOW THEREFORE, in consideration of the foregoing, the terms and provisions set forth herein, the mutual benefits to be gained by the performance thereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Standby Purchase Commitment.

(a) Standby Purchase Commitment. If and to the extent there are any Unsubscribed Shares, the Standby Purchaser shall, or shall cause his affiliates to, purchase from the Company and pay for, and the Company agrees to issue, deliver and sell to the Standby Purchaser and/or to his affiliates at the Subscription Price, all Unsubscribed Shares. For the avoidance of doubt, in no event shall the Standby Purchaser be required to purchase Unsubscribed Shares for an aggregate purchase price in excess of $25,000.000.

(b) Allocation of Unsubscribed Shares. Promptly following the expiration of the Rights Offering, the Company shall determine the number of Unsubscribed Shares. Upon the Company’s determination of the number of Unsubscribed Shares, which shall be deemed to be correct, absent manifest error, the Company shall promptly notify the Standby Purchaser in writing of the number of shares of Class B Common Stock to be purchased by the Standby Purchaser (the “Standby Shares”).

(c) Closing. The closing of the purchase and sale of the Standby Shares (the “Closing”) shall take place within ten (10) days following the closing of the Rights Offering (the “Closing Date”). At the Closing, the Company shall deliver or cause to be delivered to the Standby Purchaser (and/or one or more of his designees) one or more certificates (or evidence of book-entry records) representing the Standby Shares, and the Standby Purchaser shall deliver (or cause to be delivered) to the Company, in cash or other immediately available funds, the aggregate Subscription Price relating to such Allocated Shares.

(d) Withdrawal and Termination. At any time prior to the Closing Date, the Company may, in its sole discretion, withdraw or terminate the Rights Offering. In the event that the Company withdraws or terminates the Rights Offering, the Standby Purchaser’s rights and obligations under this Agreement shall terminate.

(e) Expense Reimbursement. In consideration for the Standby Purchaser’s commitment to purchase his Allocated Shares upon the terms set forth herein, the Company shall promptly reimburse or pay, as the case may be, on the Closing Date, or if this Agreement is terminated prior to the Closing Date, within two (2) business days following the Standby Purchaser’s written request for reimbursement (accompanied by reasonable supporting documentation), the reasonable out-of-pocket costs and expenses incurred by the Standby Purchaser in connection with the negotiation, execution and delivery of this Agreement and the transactions contemplated hereby, including reasonable and documented fees and disbursements of counsel to the Standby Purchaser.

Section 2. Certain Agreements of the Standby Purchaser. The Standby Purchaser agrees with the Company that, until such time as the shares of Class B Common Stock to be issued pursuant to this Agreement are (as determined by the Company) no longer subject to restrictions on transfer under the applicable laws referred to in the legend below, the certificates or book-entry notations with respect to such shares shall bear a legend (and the Company’s share register shall bear a notation) substantially to the following effect (it being understood that the Company will, or will direct the transfer agent for the Class B Common Stock to, remove the legend on the certificates at such time as they are no longer subject to such restrictions):

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, DELIVERED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO COMPLY WITH ALL SUCH RESTRICTIONS ON TRANSFER.

Section 3. Representations and Warranties of the Standby Purchaser. The Standby Purchaser represents and warrants to the Company as follows:

(a) Power and Capacity. The Standby Purchaser has full legal right and requisite power and capacity to enter into this Agreement and to exercise his rights and to perform his obligations hereunder.

(b) Enforceability. This Agreement is valid, binding and enforceable against the Standby Purchaser in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) No Registration. The Standby Purchaser understands that the shares of Class B Common Stock to be issued pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Standby Purchaser’s representations as expressed herein or otherwise made pursuant hereto.

(d) Accredited Investor. The Standby Purchaser and each of his affiliates who may purchase the Standby Shares is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(e) Information; Knowledge of Business. The Standby Purchaser is familiar with the business in which the Company is engaged. The Standby Purchaser (i) has knowledge and experience in financial and business matters, (ii) is familiar with the investments of the type that he or it is undertaking to purchase, (iii) is fully aware of the risks and uncertainties involved in making an investment of this type and (iv) is capable of evaluating the merits and risks of this investment. The Standby Purchaser acknowledges that, prior to executing this Agreement, he has had the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Company concerning the financial and other affairs of the Company.

(f) Availability of Funds. The Standby Purchaser has available or access to sufficient funds to pay the Subscription Price for all Class B Common Stock issuable in connection with the Rights Offering.

(g) Investment Intent. The Standby Purchaser and each of his affiliates who may purchase the Standby Shares is acquiring any Standby shares purchased for his own account with the intention of holding such shares for investment and not with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities laws, and the Standby Purchaser has no present intention of participating, directly or indirectly, in any sale, transfer or other distribution of the shares, except in compliance with applicable securities laws; provided, however, that this representation and warranty does not limit the Standby Purchaser’s right to sell the shares of Class B Common Stock in compliance with applicable federal and state securities laws.

(h) Securities Laws Compliance. The shares of Class B Common Stock offered by this Agreement will not be offered for sale, sold, or otherwise transferred by such Standby Purchaser or his affiliates who may purchase the Standy Shares except pursuant to a registration statement or in a transaction exempt from, or not subject to, registration under the Securities Act and any applicable state securities laws.

(i) No Manipulation or Stabilization of Price. The Standby Purchaser has not taken and the Standby Purchaser will not take, directly or indirectly, any action designed to or that would constitute, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any securities of the Company, and the Standby Purchaser is not aware of any such action taken or to be taken by any person.

Section 4. Representations and Warranties of the Company. The Company represents and warrants to the Standby Purchaser as follows:

(a) Existence and Good Standing; Authority. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(b) Authorization of Agreement; Enforceability. This Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly and validly executed and delivered by the Company. This Agreement is valid, binding and enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(c) Due Authorization and Issuance of Shares. All of the shares of Class B Common Stock to be issued pursuant to this Agreement will have been duly authorized for issuance prior to the Closing, and, when issued and distributed in accordance with the terms of this Agreement will be validly issued, fully paid and non-assessable; and none of such shares of Class B Common Stock will have been issued in violation of the preemptive rights of any security holders of the Company arising as a matter of law or under or pursuant to the Company’s Amended and Restated Certificate of Incorporation, as amended, the Company’s Third Amended and Restated Bylaws, as amended, or any material agreement or instrument to which the Company is a party or by which it is bound.

(d) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (i) conflict with, or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of any agreement, indenture or instrument to which the Company is a party or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company or any of its property, which such breach, default, lien, charge or encumbrance could reasonably be expected to have a Material Adverse Effect (as defined below), or (ii) result in a violation of the Company’s Amended and Restated Certificate of Incorporation, as amended, or the Company’s Third Amended and Restated Bylaws, as amended. Except as required by the Securities Act, the Exchange Act, and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement by the Company.

(e) SEC Compliance. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) with the Securities and Exchange Commission (the “Commission”) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

Section 5. Conditions to Closing.

(a) Conditions to the Obligations of the Parties. The obligations of the Company and the Standby Purchaser to consummate the transactions contemplated hereunder in connection with the Standby Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i) the Rights Offering shall have been consummated in accordance with the terms and conditions described on Annex A hereto and in the prospectus supplement filed by the Company with the Commission in connection with the Rights Offering (the “Prospectus”);

(ii) no judgment, injunction, decree, regulatory proceeding or other legal restraint shall prohibit, or have the effect of rendering illegal, the consummation of the Standby Offering or the transactions contemplated by this Agreement; and

(iii) from the date hereof to the Closing Date, trading in the Class B Common Stock shall not have been suspended by the Commission or the New York Stock Exchange (“NYSE”).

(b) Conditions to Company’s Obligations. The obligations of the Company to consummate the transactions contemplated hereunder in connection with the Standby Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i) the representations and warranties of the Standby Purchaser in Section 3 shall be true and correct in all material respects as of the date hereof and as of the Closing Date as if made as of such date; and

(ii) the Standby Purchaser shall have performed and complied in all material respects with its covenants and obligations hereunder.

(c) Conditions to the Obligations of the Standby Purchaser. The obligations of the Standby Purchaser to consummate the transactions contemplated hereunder in connection with the Standby Offering are subject to the fulfillment, prior to or on the Closing Date, of the following conditions:

(i) the representations and warranties of the Company in Section 4 shall be true and correct in all material respects (or, to the extent such representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of the date hereof and as of the Closing Date as if made as of such date (unless such representations and warranties are made as of a specific date, in which case they shall be accurate in all material respects (or, to the extent such representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date); and

(ii) the Company shall have performed and complied in all material respects with its covenants and obligations hereunder.

Section 6. Survival. The representations and warranties of the parties contained in this Agreement shall survive the Closing hereunder. Section 9 shall survive any termination of this Agreement for any reason.

Section 7. Covenants.

(a) Public Announcements. Neither the Company nor the Standby Purchaser shall issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior consent of the other party or parties hereto, which consent shall not be unreasonably withheld or delayed, except if such public announcement, statement or other disclosure is required by applicable law or applicable stock market regulations, in which case the disclosing party shall consult in advance with respect to such disclosure with the other parties to the extent reasonably practicable.

(b) NYSE Listing. The Company shall cause the shares of Class B Common Stock issued to the Standby Purchaser hereunder to be listed on NYSE once such shares are (as determined by the Company) no longer subject to restrictions on transfer under the applicable laws referred to in the legend set forth in Section 2.

(c) Indemnification.

(i) From and after the execution of this Agreement, the Company shall indemnify and hold harmless the Standby Purchaser and his affiliates, equity holders, members, partners, general partners, managers, and his and their respective representatives and controlling persons (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities and costs and expenses arising out of a claim asserted by a third party (collectively, “Losses”) that any such Indemnified Person may incur or to which any such Indemnified Person may become subject arising out of or in connection with this Agreement, including the Rights Offering, the use of the proceeds of the Rights Offering, or any claim, challenge, litigation, investigation or proceeding relating to any of the foregoing, regardless of whether any Indemnified Person is a party thereto, whether or not such proceedings are brought by the Company, affiliates of the Company, the Company’s creditors, the Company’s stockholders or any other person, and reimburse each Indemnified Person upon demand for reasonable documented legal or other third-party expenses incurred in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any lawsuit, investigation, claim or other proceeding relating to any of the foregoing, irrespective of whether or not the Rights Offering or the transactions contemplated by this Agreement are consummated or whether or not this Agreement is terminated; provided, however, that the foregoing indemnification will not apply to Losses to the extent that they resulted from (a) any breach by such Indemnified Person of this Agreement, or (b) statements or omissions in the Registration Statement or the Prospectus made in reliance upon or in conformity with information relating to such Indemnified Person furnished to the Company in writing by or on behalf of such Indemnified Person expressly for use in the Registration Statement or the Prospectus.

(ii) Promptly after receipt by an Indemnified Person of notice of the commencement of any claim, challenge, litigation, investigation or proceeding (an “Indemnified Claim”), such Indemnified Person will, if a claim is to be made hereunder against the Company in respect thereof, notify the Company in writing of the commencement thereof; provided, that (a) the omission to so notify the Company will not relieve the Company from any liability that it may have hereunder except to the extent it has been materially prejudiced by such failure and (b) the omission to so notify the Company will not relieve the Company from any liability that it may have to such Indemnified Person otherwise than on account of this Section 7(e). In case any such Indemnified Claims are brought against any Indemnified Person and it notifies the Company of the commencement thereof, the Company will be entitled to participate therein, and, at its election by providing written notice to such Indemnified Person, the Company will be entitled to assume the defense thereof, with counsel reasonably acceptable to such Indemnified Person; provided, that if the parties (including any impleaded parties) to any such Indemnified Claims include both such Indemnified Person and the Company and based on advice of such Indemnified Person’s counsel there are legal defenses available to such Indemnified Person that are different from or additional to those available to the Company, such Indemnified Person shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such Indemnified Claims. Upon receipt of notice from the Company to such Indemnified Person of its election to so assume the defense of such Indemnified Claims with counsel reasonably acceptable to the Indemnified Person, the Company shall not be liable to such Indemnified Person for expenses incurred by such Indemnified Person in connection with the defense thereof or participation therein (other than reasonable costs of investigation) unless (1) such Indemnified Person shall have employed separate counsel (in addition to any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel representing the Indemnified Persons who are parties to such Indemnified Claims (in addition to one local counsel in each jurisdiction in which local counsel is required)), (2) the Company shall not have employed counsel reasonably acceptable to such Indemnified Person to represent such Indemnified Person within a reasonable time after the Company has received notice of commencement of the Indemnified Claims from, or delivered on behalf of, the Indemnified Person, (3) after the Company assumes the defense of the Indemnified Claims, the Indemnified Person determines in good faith that the Company has failed or is failing to defend such claim and provides written notice of such determination and the basis for such determination, and such failure is not reasonably cured within ten (10) business days of receipt of such notice, or (4) the Company shall have authorized in writing the employment of counsel for such Indemnified Person.

(iii) In connection with any Indemnified Claim for which an Indemnified Person is assuming the defense in accordance with this Section 7(e), the Company shall not be liable for any settlement of any Indemnified Claims effected by such Indemnified Person without the written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed). If any settlement of any Indemnified Claims is consummated with the written consent of the Company or if there is a final judgment for the plaintiff in any such Indemnified Claims, the Company agrees to indemnify and hold harmless each Indemnified Person from and against any and all Losses by reason of such settlement or judgment to the extent such Losses are otherwise subject to indemnification by the Company hereunder in accordance with, and subject to the limitations of, this Section 7(e). The Company shall not, without the prior written consent of an Indemnified Person (which consent shall be granted or withheld, conditioned or delayed in the Indemnified Person’s sole discretion), effect any settlement of any pending or threatened Indemnified Claims in respect of which indemnity or contribution has been sought hereunder by such Indemnified Person unless (a) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such Indemnified Claims and (b) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(iv) If for any reason the foregoing indemnification is unavailable to any Indemnified Person or insufficient to hold it harmless from Losses that are subject to indemnification pursuant to Section 7(e)(i), then the Company shall contribute to the amount paid or payable by such Indemnified Person as a result of such Losses in such proportion as is appropriate to reflect not only the relative benefits received by the Company, on the one hand, and such Indemnified Person, on the other hand, but also the relative fault of the Company, on the one hand, and such Indemnified Person, on the other hand, as well as any relevant equitable considerations. The Company also agrees that no Indemnified Persons shall have any liability based on their comparative or contributory negligence or otherwise to the Company, any person asserting claims on behalf of or in right of any of the Company, or any other person in connection with an Indemnified Claim.

Section 8. Termination.

(a) By the Standby Purchaser. The Standby Purchaser may terminate this Agreement (i) upon the occurrence of a suspension of trading in the Class B Common Stock by NYSE, any suspension of payments with respect to banks in the United States or a declaration of war or national emergency in the United States, (ii) if the Company materially breaches its obligations under this Agreement and such breach is not cured within ten (10) business days following written notice to the Company or (iii) if the Rights Offering has not been consummated by June 12, 2025.

(b) By the Company. The Company may terminate this Agreement (i) in the event the Company, in its reasonable judgment, determines that it is not in the best interests of the Company and its stockholders to proceed with the Rights Offering, (ii) if consummation of the Rights Offering and/or the Standby Offering is prohibited by applicable law, rules or regulations, or (iii) if the Standby Purchaser materially breaches his obligations under this Agreement and such breach is not cured within ten (10) business days following written notice to the Standby Purchaser.

(c) Mutual Consent. This Agreement shall terminate if the parties agree in writing to the termination hereof.

(d) Effect of Termination. The Company and the Standby Purchaser hereby agree that any termination of this Agreement pursuant to this Section 8, shall be without liability to the Company or the Standby Purchaser, other than, in the case of a termination pursuant to Section 8(a)(ii) or 8(b)(ii), any liability resulting from a breach by a party of his or its obligations hereunder occurring prior to the date of termination.

Section 9. Notices. All notices, demands, or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier. Such notices, demands, and other communications will be sent to the following addresses (or at such other address as a party may specify by notice given to the other party pursuant to this Section):

If to the Company:

Rafael Holdings, Inc.

520 Broad Street

Newark, NJ 07102

Attention: William Conkling, Chief Executive Officer

Telephone: (212) 658-1450

If to the Standby Purchaser:

Howard S. Jonas

520 Broad Street

Newark, NJ 07102

Section 10. Entire Agreement. This Agreement constitutes the entire agreement and understanding among the Standby Purchaser and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof.

Section 11. Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware. Each party acknowledges and agrees that any controversy that may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this agreement or the transactions contemplated by this Agreement.

Section 12. Amendments. This Agreement may be modified or amended only with the written consent of the Company and the Standby Purchaser.

Section 13. Severability. If any provision of this Agreement shall be invalid under the applicable law of any jurisdiction, the remainder of this Agreement shall not be affected thereby.

Section 14. Assignment. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto, and any attempted assignment without such consent shall be null and void.

Section 15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 16. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart.

Section 17. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has executed this Agreement on and as of the date first set forth above.

COMPANY:
RAFAEL HOLDINGS, INC.

By:	/s/ William Conkling
Name:	William Conkling
Title:	CEO

STANDBY PURCHASER:

HOWARD S. JONAS
/s/ Howard S. Jonas
Howard S. Jonas

[Signature Page to Standby Purchase Agreement]